Schedule of Other Receivables (Details) - ILS (₪) ₪ in Thousands		Dec. 31, 2024	Dec. 31, 2023
Notes and other explanatory information [abstract]
Institutions	[1]	₪ 78,458	₪ 61,325
Prepaid expenses		1,507	1,285
Prepayments to suppliers		4,501	29,464
Loans to non-related parties, net	[2]	40,857	40,532
Receivables revenue		608	713
Loans to related parties		614	3,416
Others		8,115	4,381
Other Receivables		₪ 134,660	₪ 141,116

[1]	As of December 31, 2024, and 2023 the Company received cumulative advance payments for compensation from the Tax authorities due to damage caused by the Iron Swords War to the southern facility in a total amount of NIS 63 million and NIS 31 million, respectively. As of April 30, 2025, the Company received additional NIS 20 million as an advance compensation payment, which increased the total cumulative advance payments for compensation to NIS 83 million.
[2]	The balance as of December 31, 2024, is comprised mainly of debts and loans provided to non-related parties as part of mergers and acquisitions processes which did not materialize and were not completed, net of respective provision for impairment. Debts and loans of approximately NIS 52 million includes Better transaction (see Note 16(5)), SPAC transaction (see Note 1B(1)) and 3 additional transactions (uncompleted acquisition processes) which are in dispute. The Company examined the total debts and loans, including its collaterals, other guarantees and its legal stand and recorded a provision for an impairment in a total amount of NIS 27.6 million, see also other expenses in Note 19D.